November 30, 2002
Oppenheimer Select Managers
Salomon Brothers
All Cap Fund

Annual Report
   ------
 Management
Commentaries

Fund Highlights
Performance Update
Investment Strategy Discussion
Financial Statements

[LOGO]
OppenheimerFunds[R]
The Right Way to Invest

HIGHLIGHTS
Fund Objective
Oppenheimer Select Managers Salomon Brothers
All Cap Fund seeks capital appreciation.

CONTENTS
 1 Narrative by Your
   Fund's Managers
 3 Fund Performance
 9 Financial
   Statements
27 Independent
   Auditors' Report
28 Federal Income Tax
   Information
29 Trustees and Officers


Average Annual Total Returns*


          For the 1-Year Period
          Ended 11/30/02
          Without            With
          Sales Chg.         Sales Chg.
---------------------------------------
Class A   -12.17%            -17.22%
---------------------------------------
Class B   -12.75             -17.08
---------------------------------------
Class C   -12.78             -13.65
---------------------------------------
Class N   -12.30             -13.17
---------------------------------------
Class Y   -11.52


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

OPPENHEIMER SELECT MANAGERS
SALOMON BROTHERS ALL CAP FUND

Narrative by John C. Goode and Peter J. Hable, Portfolio Managers

Oppenheimer Select Managers Salomon Brothers All Cap Fund Class A shares returned -12.17% without sales charge for the one-year period ended November 30, 2002. Comparatively speaking, the Fund's benchmark, the Russell 3000 Index returned -15.67% for the same period. 1
    As we are all painfully aware, these have been, for the most part, very difficult times in the equity markets. In addition to the recession of last year, the markets are contending with the terrorist uncertainty, the instability in the Middle East and the continuous stream of revelations about corporate misbehavior and the damage that it is doing to many companies. Everywhere we look, especially in newspapers and on TV, while the positive current facts are being reported, it is the negative possibilities that are being emphasized. This is clearly having an impact on public psychology as seen in the confidence polls. In fact, investors appear to us to be at, or close to, the level of pessimism that typically characterizes market bottoms.
    Recently, starting in October 2002, the equity markets began to enjoy a strong rally. Three primary factors helped stocks to improve towards the end of the period. First, the major indices started the month from very low levels following difficult returns for most of the year. Second, we emerged from the third quarter earnings season with no major negative surprises. Lastly, concerns over the threat of war and terrorism temporarily subsided.
    Our current cash equivalents are about 9.0%, as of November 30, 2002, though at times during the fiscal year the Fund's cash level was over 25.0% due to near-term concerns about the markets. Accounting and corporate governance issues were major influences on equity prices. Given these issues and things such as the turmoil in the Middle East, we felt it was apparent that the risk premium for stocks had been increasing. Thus, we stayed on the sidelines waiting/searching for investments that fit our criteria.
    The sectors that the Fund is currently investing in are: technology, capital goods and health care, though over the last quarter, building up the sector weights has subtracted from the Fund's performance relative to its benchmark. We are currently lowering the Fund's exposure to pockets of the financial sector and real estate investment trusts. We believe the bottoming out process for the markets could take some time because of circumstances in the all-important corporate sector of the economy. As a result, we will buy stocks for the Fund that we believe will have outstanding long-term potential but will do so over time.

1. For more information on the Fund's benchmark, please see "Comparing the Fund's Performance to the Market" on page 3.

        1 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

OPPENHEIMER SELECT MANAGERS
SALOMON BROTHERS ALL CAP FUND

    It is our belief the health of the economy is dependent on an increase in corporate sector capital expenditures and employment. Unfortunately, we believe low or lower interest rates will not stem risk aversion in the corporate sector. One thing we do believe may help the U.S. economy in the next few months is the price of crude oil. Whether or not the U.S. goes to war with Iraq, we think oil prices will be lower in 2003, a development which may have a positive impact on world GDP.
    A professionally managed diversified portfolio has once again become key to long-term success. We believe the remainder of this decade will be about market share gains, consolidation, rational pricing and the use of technology to increase efficiency, and we expect to find good performers among reasonably valued companies that can produce double-digit earnings growth.
    We'll continue to look across sectors and investment styles for companies that meet these criteria. It's that commitment that makes Oppenheimer Select Managers Salomon Brothers All Cap Fund part of The Right Way to Invest.



Shares of OppenheimerFunds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve risks, including the possible loss of principal amount invested.

        2 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended November 30, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Performance. For the fiscal year ended November 30, 2002, Oppenheimer Select Managers Salomon Brothers All Cap Fund, in a difficult market environment, produced negative absolute results, but outperformed its benchmark (Class A shares at net asset value), the Russell 3000 Index. In what proved to be an extremely tough investing market, the Fund at times during the period held its cash position over 25.0% (currently at 9.0%). A combination of accounting/corporate governance issues and war concerns kept some of the Fund's assets on the sidelines waiting for better investing opportunities. The Fund started recently to invest some of its cash to build up its allocations in the technology, capital goods and health care sectors. In addition, the Fund lowered its exposure to both certain areas of the financial sector and REITS choosing to focus on stocks with more long-term potential. The Fund's holdings, strategy and management are subject to change.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until November 30, 2002. In the case of Class A, Class B, Class C and Class Y shares, performance is measured since the inception of the Fund on February 16, 2001. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
    The Fund's performance is compared to the performance of the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
    Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

        3 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

            Oppenheimer Select
            Managers Salomon
            Brothers All Cap
            Fund (Class A)      Russell 3000 Index

[LINE CHART]
2/16/01           9,425             10,000
2/28/01           9,274             10,000
5/31/01           9,538             10,179
8/31/01           8,916              9,246
11/30/01          8,718              9,291
2/28/02           8,685              9,114
5/31/02           8,628              8,910
8/31/02           7,229              7,647
11/30/02          7,657              7,836

Average Annual Total Returns of Class A Shares of the Fund at 11/30/02* 1-Year -17.22% Since Inception -13.86%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

            Oppenheimer Select
            Managers Salomon
            Brothers All Cap
            Fund (Class B)      Russell 3000 Index

[LINE CHART]
2/16/01          10,000             10,000
2/28/01           9,840             10,000
5/31/01          10,090             10,179
8/31/01           9,410              9,246
11/30/01          9,180              9,291
2/28/02           9,137              9,114
5/31/02           9,057              8,910
8/31/02           7,577              7,647
11/30/02          7,692              7,836

Average Annual Total Returns of Class B Shares of the Fund at 11/30/02* 1-Year -17.08% Since Inception -13.65%

*See Notes on page 7 for further details.

        4 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

            Oppenheimer Select
            Managers Salomon
            Brothers All Cap
            Fund (Class C)      Russell 3000 Index

[LINE CHART]
2/16/01           10,000            10,000
2/28/01            9,840            10,000
5/31/01           10,090            10,179
8/31/01            9,410             9,246
11/30/01           9,180             9,291
2/28/02            9,135             9,114
5/31/02            9,054             8,910
8/31/02            7,574             7,647
11/30/02           8,007             7,836

Average Annual Total Returns of Class C Shares of the Fund at 11/30/02* 1-Year -13.65% Since Inception -11.69%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

            Oppenheimer Select
            Managers Salomon
            Brothers All Cap
            Fund (Class N)      Russell 3000 Index

[LINE CHART]
3/1/01            10,000            10,000
5/31/01           10,274            10,179
8/31/01            9,583             9,246
11/30/01           9,360             9,291
2/28/02            9,327             9,114
5/31/02            9,256             8,910
8/31/02            7,757             7,647
11/30/02           8,209             7,836

Average Annual Total Returns of Class N Shares of the Fund at 11/30/02* 1-Year -13.17% Since Inception -10.68%

The performance information for the Russell 3000 Index in the graphs begins on 2/28/01 for Class A, Class B, Class C, Class N and Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

        5 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

FUND PERFORMANCE

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

            Oppenheimer Select
            Managers Salomon
            Brothers All Cap
            Fund (Class Y)      Russell 3000 Index

[LINE CHART]
2/16/01           10,000            10,000
2/28/01            9,840            10,000
5/31/01           10,120            10,179
8/31/01            9,460             9,246
11/30/01           9,260             9,291
2/28/02            9,236             9,114
5/31/02            9,185             8,910
8/31/02            7,708             7,647
11/30/02           8,194             7,836

Average Annual Total Returns of Class Y Shares of the Fund at 11/30/02* 1-Year -11.52% Since Inception -10.54%



*See Notes on page 7 for further details.

The performance information for the Russell 3000 Index in the graphs begins on 2/28/01 for Class A, Class B, Class C, Class N and Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

        6 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 2/16/01. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 2/16/01. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 2/16/01. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 2/16/01. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

        7 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                            Financial Statements
                                                                      Pages 9-26

        8 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

STATEMENT OF INVESTMENTS  November 30, 2002
                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Common Stocks--89.3%
--------------------------------------------------------------------------------
Consumer Discretionary--21.8%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.9%
Extended Stay America, Inc. 1                           8,500       $   118,915
--------------------------------------------------------------------------------
McDonald's Corp.                                       17,100           316,350
                                                                    ------------
                                                                        435,265

--------------------------------------------------------------------------------
Household Durables--0.7%
Clayton Homes, Inc.                                     6,000            80,880
--------------------------------------------------------------------------------
Fleetwood Enterprises, Inc. 1                          11,300            93,112
                                                                    ------------
                                                                        173,992

--------------------------------------------------------------------------------
Leisure Equipment & Products--2.1%
Eastman Kodak Co.                                       7,500           276,900
--------------------------------------------------------------------------------
Hasbro, Inc.                                           17,500           224,350
                                                                    ------------
                                                                        501,250

--------------------------------------------------------------------------------
Media--12.7%
AOL Time Warner, Inc. 1                                30,000           491,100
--------------------------------------------------------------------------------
Cablevision Systems New York Group, Cl. A 1            17,107           289,279
--------------------------------------------------------------------------------
Comcast Corp., Cl. A Special, Non-Vtg. 1               16,500           376,200
--------------------------------------------------------------------------------
Disney (Walt) Co.                                      18,500           366,670
--------------------------------------------------------------------------------
Liberty Media Corp., Cl. A 1                           51,000           538,560
--------------------------------------------------------------------------------
Metro-Goldwyn-Mayer, Inc. 1                            20,000           285,000
--------------------------------------------------------------------------------
News Corp. Ltd. (The), Sponsored ADR                    9,700           272,570
--------------------------------------------------------------------------------
News Corp. Ltd. (The), Sponsored ADR, Preference       15,700           373,817
                                                                    ------------
                                                                      2,993,196

--------------------------------------------------------------------------------
Multiline Retail--3.5%
Costco Wholesale Corp. 1                               15,900           513,570
--------------------------------------------------------------------------------
Federated Department Stores, Inc. 1                     9,800           320,264
                                                                    ------------
                                                                        833,834

--------------------------------------------------------------------------------
Specialty Retail--0.9%
Home Depot, Inc.                                        8,300           219,286
--------------------------------------------------------------------------------
Consumer Staples--0.5%
--------------------------------------------------------------------------------
Food Products--0.5%
Archer-Daniels-Midland Co.                              9,700           129,301
--------------------------------------------------------------------------------
Energy--4.8%
--------------------------------------------------------------------------------
Energy Equipment & Services--1.6%
GlobalSantaFe Corp.                                     7,700           197,274
--------------------------------------------------------------------------------
Schlumberger Ltd.                                       4,100           181,425
                                                                    ------------
                                                                        378,699


        9 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

STATEMENT OF INVESTMENTS  CONTINUED
                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Oil & Gas--3.2%
Amerada Hess Corp.                                      1,600       $    89,600
--------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                5,500           259,600
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                     6,000           402,180
                                                                    ------------
                                                                        751,380

--------------------------------------------------------------------------------
Financials--12.9%
--------------------------------------------------------------------------------
Banks--1.0%
Bank One Corp.                                          5,900           232,991
--------------------------------------------------------------------------------
Diversified Financials--3.4%
American Express Co.                                   10,600           412,658
--------------------------------------------------------------------------------
Countrywide Financial Corp.                             8,200           404,260
                                                                    ------------
                                                                        816,918

--------------------------------------------------------------------------------
Insurance--8.5%
AMBAC Financial Group, Inc.                             5,000           312,550
--------------------------------------------------------------------------------
Chubb Corp.                                             6,000           351,600
--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                 5,000           245,300
--------------------------------------------------------------------------------
MBIA, Inc.                                              5,100           231,948
--------------------------------------------------------------------------------
MGIC Investment Corp.                                   5,000           233,350
--------------------------------------------------------------------------------
Radian Group, Inc.                                      4,100           167,690
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                    12,500           465,500
                                                                    ------------
                                                                      2,007,938

--------------------------------------------------------------------------------
Health Care--13.3%
--------------------------------------------------------------------------------
Biotechnology--1.7%
Aphton Corp. 1                                          8,600            23,048
--------------------------------------------------------------------------------
Enzo Biochem, Inc.                                     11,500           166,750
--------------------------------------------------------------------------------
Wyeth                                                   5,500           211,365
                                                                    ------------
                                                                        401,163

--------------------------------------------------------------------------------
Pharmaceuticals--11.6%
Abbott Laboratories                                    11,000           481,580
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                               15,300           405,450
--------------------------------------------------------------------------------
Elan Corp. plc, ADR 1                                  55,000           134,200
--------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                               8,300            97,525
--------------------------------------------------------------------------------
Johnson & Johnson                                       5,400           307,908
--------------------------------------------------------------------------------
Merck & Co., Inc.                                       3,900           231,699
--------------------------------------------------------------------------------
Novartis AG, ADR                                       12,700           482,600
--------------------------------------------------------------------------------
Pfizer, Inc.                                            8,300           261,782
--------------------------------------------------------------------------------
Schering-Plough Corp.                                  15,700           355,762
                                                                    ------------
                                                                      2,758,506


        10 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Industrials--4.8%
--------------------------------------------------------------------------------
Aerospace & Defense--1.8%
Honeywell International, Inc.                           7,700       $   199,199
--------------------------------------------------------------------------------
Raytheon Co.                                            7,700           224,609
                                                                    ------------
                                                                        423,808

--------------------------------------------------------------------------------
Commercial Services & Supplies--1.8%
Waste Management, Inc.                                 17,100           426,132
--------------------------------------------------------------------------------
Machinery--1.2%
Deere & Co.                                             2,800           143,220
--------------------------------------------------------------------------------
Ingersoll-Rand Co., Cl. A                               3,100           143,220
                                                                    ------------
                                                                        286,440

--------------------------------------------------------------------------------
Information Technology--20.0%
--------------------------------------------------------------------------------
Communications Equipment--7.0%
3Com Corp. 1                                           84,000           432,600
--------------------------------------------------------------------------------
Lucent Technologies, Inc. 1                           131,300           229,775
--------------------------------------------------------------------------------
Motorola, Inc.                                         29,700           337,986
--------------------------------------------------------------------------------
Nokia Corp., Sponsored ADR, A Shares                   20,900           401,489
--------------------------------------------------------------------------------
Telefonaktiebolaget Ericsson (L.M.), Sponsored ADR 1   26,760           263,051
                                                                    ------------
                                                                      1,664,901

--------------------------------------------------------------------------------
Computers & Peripherals--2.9%
Electronics for Imaging, Inc. 1                         8,000           141,520
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                    16,300           317,524
--------------------------------------------------------------------------------
Maxtor Corp. 1                                         40,000           216,800
                                                                    ------------
                                                                        675,844

--------------------------------------------------------------------------------
Electronic Equipment & Instruments--2.8%
Agilent Technologies, Inc. 1                           13,800           267,858
--------------------------------------------------------------------------------
Solectron Corp. 1                                      85,000           392,700
                                                                    ------------
                                                                        660,558

--------------------------------------------------------------------------------
Internet Software & Services--0.8%
RealNetworks, Inc. 1                                   40,000           154,400
--------------------------------------------------------------------------------
Register.com, Inc. 1                                   10,900            46,652
                                                                    ------------
                                                                        201,052

--------------------------------------------------------------------------------
IT Consulting & Services--1.7%
Unisys Corp. 1                                         35,000           392,000
--------------------------------------------------------------------------------
Semiconductor Equipment & Products--4.3%
Intel Corp.                                            14,000           292,320
--------------------------------------------------------------------------------
Lattice Semiconductor Corp. 1                          22,000           220,000
--------------------------------------------------------------------------------
LSI Logic Corp. 1                                      33,500           277,715


        11 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

STATEMENT OF INVESTMENTS  Continued
                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Semiconductor Equipment & Products Continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR       25,400       $   233,680
                                                                    ------------
                                                                      1,023,715

--------------------------------------------------------------------------------
Software--0.5%
Micromuse, Inc. 1                                      26,000           116,740
--------------------------------------------------------------------------------
Materials--5.6%
--------------------------------------------------------------------------------
Chemicals--2.2%
Cabot Corp.                                             6,500           164,645
--------------------------------------------------------------------------------
Dow Chemical Co.                                        7,600           242,440
--------------------------------------------------------------------------------
Engelhard Corp.                                         4,700           113,928
                                                                    ------------
                                                                        521,013

--------------------------------------------------------------------------------
Metals & Mining--1.8%
Alcoa, Inc.                                            15,000           383,250
--------------------------------------------------------------------------------
Brush Wellman, Inc. 1                                   5,300            32,065
                                                                    ------------
                                                                        415,315

--------------------------------------------------------------------------------
Paper & Forest Products--1.6%
Weyerhaeuser Co.                                        7,300           383,980
--------------------------------------------------------------------------------
Telecommunication Services--4.7%
--------------------------------------------------------------------------------
Diversified Telecommunication Services--3.0%
Nippon Telegraph & Telephone Corp., ADR                13,000           254,150
--------------------------------------------------------------------------------
SBC Communications, Inc.                               16,000           456,000
                                                                    ------------
                                                                        710,150

--------------------------------------------------------------------------------
Wireless Telecommunication Services--1.7%
Vodafone Group plc, Sponsored ADR                      20,900           391,875
--------------------------------------------------------------------------------
Utilities--0.9%
--------------------------------------------------------------------------------
Gas Utilities--0.9%
El Paso Corp.                                          25,000           213,000
                                                                    ------------
Total Common Stocks (Cost $23,046,816)                               21,140,242



        12 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                    Principal      Market Value
                                                       Amount        See Note 1
--------------------------------------------------------------------------------
Convertible Corporate Bonds and Notes--1.6%
American Tower Corp., 2.25% Cv. Nts.,
10/15/09 (Cost $355,783)                           $  500,000       $   372,500

--------------------------------------------------------------------------------
Joint Repurchase Agreements--8.8%
Undivided interest of 0.46% in joint repurchase
agreement (Market Value $453,323,000) with Banc
One Capital Markets, Inc., 1.29%, dated 11/29/02,
to be repurchased at $2,080,224 on 12/2/02,
collateralized by U.S. Treasury Nts., 1.875%--7%,
3/31/03--8/15/11, witH a value of $408,234,710
and U.S. Treasury Bonds, 6.25%--10.625%,
8/15/15--8/15/23, with a value of $55,304,803
(Cost $2,080,000)                                   2,080,000         2,080,000
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $25,482,599)           99.7%       23,592,742
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                           0.3            77,725
                                                   -----------------------------
Net Assets                                              100.0%      $23,670,467
                                                   =============================




Footnotes to Statement of Investments

1. Non-income producing security.

See accompanying Notes to Financial Statements.

        13 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES     November 30, 2002
---------------------------------------------------------------------
Assets Investments, at value (cost $25,482,599)--
see accompanying statement                              $ 23,592,742
---------------------------------------------------------------------
Cash                                                           7,016
---------------------------------------------------------------------
Receivables and other assets:
Investments sold                                              59,061
Interest and dividends                                        32,420
Shares of beneficial interest sold                            20,326
Other                                                          1,912
                                                        -------------
Total assets                                              23,713,477

---------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Shareholder reports                                           10,170
Transfer and shareholder servicing agent fees                  9,147
Legal, auditing and other professional fees                    7,746
Distribution and service plan fees                             6,312
Investments purchased                                          4,806
Shares of beneficial interest redeemed                         2,046
Trustees' compensation                                           326
Other                                                          2,457
                                                        -------------
Total liabilities                                             43,010

---------------------------------------------------------------------
Net Assets                                              $ 23,670,467
                                                        =============

---------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                         $ 28,029,517
---------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                             (2,469,193)
---------------------------------------------------------------------
Net unrealized depreciation on investments and
translation of asset and liabilities denominated
in foreign currencies                                     (1,889,857)
                                                        -------------
Net Assets                                              $ 23,670,467
                                                        =============


        14 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

----------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $6,774,546 and 841,303
shares of beneficial interest outstanding)                      $8.05
Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                   $8.54
----------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes
applicable contingent deferred sales charge) and
offering price per share (based on net assets of
$4,325,199 and 543,668 shares of beneficial
interest outstanding)                                           $7.96
----------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes
applicable contingent deferred sales charge) and
offering price per share (based on net assets of
$6,872,361 and 864,608 shares of beneficial
interest outstanding)                                           $7.95
----------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes
applicable contingent deferred sales charge) and
offering price per share (based on net assets of
$5,697,551 and 712,389 shares of beneficial
interest outstanding)                                           $8.00
----------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering
price per share (based on net assets of $810 and
100 shares of beneficial interest outstanding)
                                                                $8.10

See accompanying Notes to Financial Statements.

        15 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

STATEMENT OF OPERATIONS For the Year Ended November 30, 2002
--------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign withholding taxes of $2,919)               $ 192,958
--------------------------------------------------------------------------------
Interest                                                                60,190
                                                                   -------------
Total investment income                                                253,148

--------------------------------------------------------------------------------
Expenses
Management fees                                                        238,043
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 12,376
Class B                                                                 34,095
Class C                                                                 57,794
Class N                                                                 15,207
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 40,614
Class B                                                                 15,879
Class C                                                                 24,684
Class N                                                                 13,454
Class Y                                                                    863
--------------------------------------------------------------------------------
Shareholder reports                                                     22,805
--------------------------------------------------------------------------------
Trustees' compensation                                                   4,126
--------------------------------------------------------------------------------
Custodian fees and expenses                                                236
--------------------------------------------------------------------------------
Other                                                                   14,996
                                                                   -------------
Total expenses                                                         495,172
Less voluntary reimbursement of expenses                               (44,330)
Less voluntary waiver of transfer and shareholder servicing
agent fees--Classes A, B, C and N                                      (16,433)
Less voluntary waiver of transfer and shareholder servicing
agent fees--Class Y                                                       (863)
                                                                   -------------
Net expenses                                                           433,546
--------------------------------------------------------------------------------
Net Investment Loss                                                   (180,398)

--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                         (2,085,922)
Foreign currency transactions                                              729
                                                                   -------------
Net realized loss                                                   (2,085,193)
--------------------------------------------------------------------------------
Net change in unrealized depreciation on:
Investments                                                         (1,552,018)
Translation of assets and liabilities denominated in
foreign currencies                                                        (253)
Net change                                                          (1,552,271)
                                                                   -------------
Net realized and unrealized loss                                    (3,637,464)

--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations               $(3,817,862)
                                                                   =============

See accompanying Notes to Financial Statements.

        16 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended November 30,                                     2002        2001 1
--------------------------------------------------------------------------------
Operations
Net investment income (loss)                         $  (180,398)  $   103,450
--------------------------------------------------------------------------------
Net realized loss                                     (2,085,193)     (384,050)
--------------------------------------------------------------------------------
Net change in unrealized depreciation                 (1,552,271)     (337,586)
                                                     ---------------------------
Net decrease in net assets resulting from operations  (3,817,862)     (618,186)

--------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                  (82,700)           --
Class B                                                  (14,442)           --
Class C                                                  (28,229)           --
Class N                                                   (8,740)           --
Class Y                                                      (11)           --

--------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial
interest transactions:
Class A                                                  143,096     9,139,908
Class B                                                2,802,559     2,154,215
Class C                                                4,079,221     3,823,011
Class N                                                5,419,588       662,039
Class Y                                                       --            --

--------------------------------------------------------------------------------
Net Assets
Total increase                                         8,492,480    15,160,987
--------------------------------------------------------------------------------
Beginning of period                                   15,177,987        17,000 2
                                                     ---------------------------
End of period [including accumulated net investment
income of $105,757 for the period ended November 30,
2001]                                                $23,670,467   $15,177,987
                                                     ===========================

1. For the period from February 16, 2001 (inception of offering) to November 30, 2001.
2. Reflects the value of the Manager's initial seed money investment at December 22, 2000.

See accompanying Notes to Financial Statements.


        17 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

FINANCIAL HIGHLIGHTS

                                                         Class A           Class B           Class C
                                                            Year              Year              Year
                                                           Ended             Ended             Ended
                                                        Nov. 30,          Nov. 30,          Nov. 30,
                                                  2002    2001 1    2002    2001 1    2002    2001 1
-----------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period           $  9.25   $10.00   $ 9.18   $10.00  $  9.18   $10.00
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (.06)      .08     (.07)     .04     (.07)     .03
Net realized and unrealized loss                (1.05)     (.83)   (1.09)    (.86)   (1.09)    (.85)
                                               ------------------------------------------------------
Total from investment operations                (1.11)     (.75)   (1.16)    (.82)   (1.16)    (.82)
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income             (.09)       --     (.06)      --     (.07)      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.05     $9.25    $7.96    $9.18    $7.95    $9.18
                                               ======================================================

-----------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2             (12.17)%   (7.50)% (12.75)%  (8.20)% (12.78)%  (8.20)%

-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $6,775    $8,717   $4,325   $2,071   $6,872   $3,729
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $9,404    $6,384   $3,416   $1,075   $5,788   $1,427
-----------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                    (0.52)%    1.57%   (1.21)%   1.06%   (1.21)%   1.17%
Expenses                                         1.85%     1.59%    2.75%    2.54%    2.72%    2.55%
Expenses, net of voluntary reimbursement
of expenses and/or voluntary waiver of
transfer agent fees                              1.59%     1.59%    2.44%    2.39%    2.41%    2.38%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                           139%       55%     139%      55%     139%      55%

1. For the period from February 16, 2001 (inception of offering) to November 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

        18 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                                       Class N            Class Y
                                                                          Year               Year
                                                                         Ended              Ended
                                                                      Nov. 30,           Nov. 30,
                                                                2002    2001 1     2002    2001 2
---------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                          $ 9.21    $ 9.84   $ 9.26    $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .02       .03      .01       .12
Net realized and unrealized loss                               (1.14)     (.66)   (1.06)     (.86)
                                                              -------------------------------------
Total from investment operations                               (1.12)     (.63)   (1.05)     (.74)
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.09)       --     (.11)       --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.00     $9.21    $8.10    $ 9.26
                                                              =====================================

---------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                            (12.30)%   (6.40)% (11.52)%   (7.40)%

---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                      $5,698      $660       $1        $1
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $3,055      $158       $1        $1
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                   (0.66)%    2.08%    0.10%     1.52%
Expenses                                                        2.23%     2.07%   87.59%   501.53%
Expenses, net of voluntary reimbursement of expenses
and/or voluntary waiver of transfer agent fees                  1.98%     1.89%    1.12%     1.30%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          139%       55%     139%       55%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2. For the period from February 16, 2001 (inception of offering) to November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements.


        19 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Select Managers Salomon Brothers All Cap Fund (the Fund), a series of Oppenheimer Select Managers, which operated under the name of Oppenheimer Select Managers Salomon Brothers Capital Fund through April 30, 2002, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Salomon Brothers Asset Management, Inc. (the Sub-Advisor).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates on the valuation date. Amounts related to the purchase and sale of foreign securities and investment income are translated at the prevailing exchange rates on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held

        20 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND
and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
    During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                           Expiring
                           --------------------
                           2009      $  167,424
                           2010       2,019,897
                           Total     $2,187,321
                                     ==========

As of November 30, 2002, the Fund had approximately $282,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of

        21 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $208,799, a decrease in overdistributed net investment income of $208,763, and a decrease in accumulated net realized loss on investments of $36. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the year ended November 30, 2002 and the period ended November 30, 2001 was as follows:
                                               Year Ended       Period Ended
                                        November 30, 2002  November 30, 2001

                  Distributions paid from:
                  Ordinary income                $134,122                $--
                  Long-term capital gain               --                 --
                  Return of capital                    --                 --
                                                 ---------------------------
                  Total                          $134,122                $--
                                                 ===========================
As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

        Accumulated net realized loss         $(2,469,193)
        Net unrealized depreciation            (1,889,857)
                                              ------------
        Total                                 $(4,359,050)
                                              ============

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


        22 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAPFUND

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           Year Ended November 30, 2002  Period Ended November 30, 2001 1
                                               Shares            Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------
Class A
Sold                                          629,798       $ 5,376,405          957,273       $9,291,205
Dividends and/or
distributions reinvested                        4,288            39,537               --               --
Redeemed                                     (735,506)       (5,272,846)         (15,950)        (151,297)
                                             --------------------------------------------------------------
Net increase (decrease)                      (101,420)       $  143,096          941,323       $9,139,908
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class B
Sold                                          412,196       $ 3,515,598          241,090       $2,298,825
Dividends and/or
distributions reinvested                        1,486            13,648               --               --
Redeemed                                      (95,522)         (726,687)         (15,682)        (144,610)
                                             --------------------------------------------------------------
Net increase                                  318,160        $2,802,559          225,408       $2,154,215
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class C
Sold                                          680,933       $ 5,766,521          408,168       $3,842,581
Dividends and/or  distributions reinvested      2,928            26,858               --               --
Redeemed                                     (225,394)       (1,714,158)          (2,127)         (19,570)
                                             --------------------------------------------------------------
Net increase                                  458,467        $4,079,221          406,041       $3,823,011
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class N
Sold                                          781,100       $ 6,523,549           72,245       $  667,732
Dividends and/or  distributions reinvested        951             8,731               --               --
Redeemed                                     (141,274)       (1,112,692)            (633)          (5,693)
                                             --------------------------------------------------------------
Net increase                                  640,777        $5,419,588           71,612       $  662,039
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class Y
Sold                                               --       $        --               --       $       --
Dividends and/or
 distributions reinvested                          --                --               --               --
Redeemed                                           --                --               --               --
                                             --------------------------------------------------------------
Net increase (decrease)                            --       $        --               --       $       --
                                             ==============================================================


1. For the period from February 16, 2001 (inception of offering) to November 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to November 30, 2001, for Class N shares.
--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2002, were $36,483,792 and $24,209,558, respectively.


        23 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities Continued

As of November 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $25,482,599 was composed of:

         Gross unrealized appreciation          $ 1,405,691
         Gross unrealized depreciation           (3,295,548)
                                                ------------
         Net unrealized depreciation            $(1,889,857)
                                                ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.
--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.10% of the first $100 million of average annual net assets of the Fund and 1.00% of average annual net assets in excess of $100 million. The Manager has voluntarily undertaken to assume certain Fund expenses. The Manager reserves the right to amend or terminate that expense assumption at any time.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager has retained Salomon Brothers Asset Management, Inc. as the Sub-Advisor to provide the day-to-day portfolio management of the Fund. For the year ended November 30, 2002, the Manager paid $125,900 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November 1, 2002, Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

        24 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A     Concessions      Concessions    Concessions        Concessions
                        Front-End      Front-End      on Class A       on Class B     on Class C         on Class N
                    Sales Charges  Sales Charges          Shares           Shares         Shares             Shares
                       on Class A    Retained by     Advanced by      Advanced by    Advanced by        Advanced by
Year Ended                 Shares    Distributor   Distributor 1    Distributor 1  Distributor 1      Distributor 1
-------------------------------------------------------------------------------------------------------------------
November 30, 2002         $62,590        $21,424          $7,615          $91,244        $48,537            $49,699


1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
                        Class A          Class B        Class C          Class N
                     Contingent       Contingent     Contingent       Contingent
                       Deferred         Deferred       Deferred         Deferred
                  Sales Charges    Sales Charges  Sales Charges    Sales Charges
                    Retained by      Retained by    Retained by      Retained by
Year Ended          Distributor      Distributor    Distributor      Distributor
--------------------------------------------------------------------------------
November 30, 2002           $--           $8,641         $2,017           $3,541

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $12,376, all of which were paid by the Distributor to recipients, and included $814 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:



                                                                  Distributor's
                                                 Distributor's        Aggregate
                                                     Aggregate     Unreimbursed
                                                  Unreimbursed    Expenses as %
               Total Payments  Amount Retained        Expenses    of Net Assets
                   Under Plan   by Distributor      Under Plan         of Class
--------------------------------------------------------------------------------
 Class B Plan         $34,095          $30,715        $163,386             3.78%
 Class C Plan          57,794           38,465         121,309             1.77
 Class N Plan          15,207            5,770          99,503             1.75

--------------------------------------------------------------------------------
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to

        25 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
5. Foreign Currency Contracts Continued

settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
6. Borrowing and Lending Arrangements
Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
--------------------------------------------------------------------------------
Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the following interfund borrowing and lending arrangements went into effect. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.

    The Fund had no borrowing or lending arrangements outstanding during the year ended or at November 30, 2002.

        26 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Select Managers Salomon Brothers All Cap Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers Salomon Brothers All Cap Fund, which is a series of Oppenheimer Select Managers, which operated under the name of Oppenheimer Select Managers Salomon Brothers Capital Fund through April 30, 2002, including the statement of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Select Managers Salomon Brothers All Cap Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





 Deloitte & Touche LLP

 Denver, Colorado
 December 20, 2002

        27 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------
In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

    None of the dividends paid by the Fund during the year ended November 30, 2002 are eligible for the corporate dividend-received deduction.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

        28 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

TRUSTEES AND OFFICERS


------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with             Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age            Held by Trustee; Number of Portfolios in Fund Complex Currently Overseen by
                                        Trustee

INDEPENDENT                             The address of each Trustee in the chart below is 6803 S. Tucson Way,
TRUSTEES                                Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                         Formerly, Chief Executive Officer (until August 27, 2002) of the Board II Funds,
Chairman and Trustee                    Vice Chairman (until January 2, 2002) of OppenheimerFunds, Inc. (the Manager)
(since 2001)                            and President and a director (until 1997) of Centennial Asset Management
Age: 69                                 Corporation (a wholly-owned investment advisory subsidiary of the Manager).
                                        Oversees 41 portfolios in the OppenheimerFunds complex.

William L. Armstrong,                   Chairman of the following private mortgage banking companies: Cherry Creek
Trustee (since 2001)                    Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994),
Age: 65                                 The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc.
                                        (since 1997); Chairman of the following private companies: Great Frontier
                                        Insurance (insurance agency) (since 1995) and Ambassador Media Corporation
                                        (since 1984); a director of the following public companies: Storage Technology
                                        Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc.
                                        (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991). Formerly Director of International Family Entertainment
                                        (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc.
                                        (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January 1991).
                                        Oversees 41 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                         Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner
Trustee (since 2001)                    of private equity funds) (until February 2001); Chairman, President and Chief
Age: 71                                 Executive Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice
                                        Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards &
                                        Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of
                                        A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                                        (until March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and
                                        A.G. Edwards Trust Company. Oversees 41 portfolios in the OppenheimerFunds complex.

George C. Bowen,                        Formerly (until April 1999): Senior Vice President (from September 1987) and
Trustee (since 2001)                    Treasurer (from March 1985) of the Manager; Vice President (from June 1983) and
Age: 66                                 Treasurer (since March 1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since February 1992), Treasurer (since
                                        July 1991) Assistant Secretary and a director (since December 1991) of
                                        Centennial Asset Management Corporation; Vice President (since October 1989) and
                                        Treasurer (since April 1986) of HarbourView Asset Management Corporation (an
                                        investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital Corporation (an
                                        investment advisory subsidiary of the Manager); Vice President and Treasurer
                                        (since August 1978) and Secretary (since April 1981) of Shareholder Services,
                                        Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and
                                        Secretary (since November 1989) of Shareholder Financial Services, Inc. (a
                                        transfer agent subsidiary of the Manager); Assistant Treasurer (since March
                                        1998) of Oppenheimer Acquisition Corp. (the Manager's parent corporation);
                                        Treasurer (since November 1989) of Oppenheimer Partnership Holdings, Inc. (a
                                        holding company subsidiary of the Manager);


        29 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

TRUSTEES AND OFFICERS  Continued

George C. Bowen,                        Vice President and Treasurer (since July 1996) of Oppenheimer Real Asset
Continued                               Management, Inc. (an investment advisory subsidiary of the Manager); Chief
                                        Executive Officer and director (since March 1996) of MultiSource Services, Inc.
                                        (a broker-dealer subsidiary of the Manager); Treasurer (since October 1997) of
                                        OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc
                                        (offshore fund management subsidiaries of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,                      A member of The Life Guard of Mount Vernon, (George Washington's home) (since
Trustee (since 2001)                    2000). Formerly (March 2001 - May 2002) Director of Genetic ID, Inc. and its
Age: 64                                 subsidiaries (a privately held biotech company); a partner with
                                        PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman
                                        (from 1994-1998), Price Waterhouse LLP Global Investment Management Industry
                                        Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                          Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a
Trustee (since 2001)                    not-for-profit foundation); and a director (since October 1999) of P.R.
Age: 60                                 Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until October
                                        1996) and President and Chief Executive Officer (until October 1995) of the
                                        Manager; President, Chief Executive Officer and a director of Oppenheimer
                                        Acquisition Corp., Shareholders Services Inc. and Shareholder Financials
                                        Services, Inc. (until October 1995). Oversees 41 portfolios in the
                                        OppenheimerFunds complex.

Sam Freedman,                           A trustee or director of other Oppenheimer funds. Formerly (until October 1994)
Trustee (since 2001)                    Mr. Freedman held several positions in subsidiary or affiliated companies of the
Age: 62                                 Manager. Oversees 41 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton,                    Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Trustee (since 2002)                    Investment Fund (open-end investment companies); Director of MML Services (since
Age: 56                                 April 1987) and America Funds Emerging Markets Growth Fund (since October 1991)
                                        (both are investment companies), The California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula,
                                        (since February 2002); a trustee (since February 2000) of Monterey International
                                        Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit.
                                        Mrs. Hamilton also is a member of the investment committees of the Rockefeller
                                        Foundation, the University of Michigan and Hartford Hospital. Formerly,
                                        President (February 1991-April 2000) ARCO Investment Management Company.
                                        Oversees 40 portfolios in the OppenheimerFunds complex.

Robert J. Malone,                       Director (since 2001) of Jones Knowledge, Inc. (a privately held company), U.S.
Trustee (since 2002)                    Exploration, Inc., (since 1997), Colorado UpLIFT (a non-profit organization)
Age: 58                                 (since 1986) and a trustee of the Gallagher Family Foundation (since 2000).
                                        Formerly, Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly
                                        Colorado National Bank,) (July 1996-April 1, 1999) and a director of Commercial
                                        Assets, Inc. (1993-2000). Oversees 40 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr.,               Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Trustee (since 2001)                    Investment Fund (open-end investment companies); Trustee and Chairman (since May
Age: 60                                 1987) of the investment committee for the Worcester Polytech Institute;
                                        President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable organization); Trustee (since 1995) of the Springfield


        30 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

F. William Marshall, Jr.,               Library and Museum Association; Trustee (since 1996) of the Community Music
Continued                               School of Springfield; Member of the investment committee of the Community
                                        Foundation of Western Massachusetts (since 1998). Formerly, Chairman (January
                                        1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank); President,
                                        Chief Executive Officer and Director (May 1993-December 1998) of SIS Bankcorp,
                                        Inc. and SIS Bank (formerly Springfield Institution for Savings) and Executive
                                        Vice President (January 1999-July 1999) of Peoples Heritage Financial Group,
                                        Inc. Oversees 41 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND OFFICER          The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY
                                        10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,                         Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee                   (since September 2000) of the Manager; President and a director or trustee of
(since 2001)                            other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                                 Oppenheimer Acquisition Corp. and of Oppenheimer Partnership Holdings, Inc.; a
                                        director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman
                                        and a director (since July 2001) of Shareholder Services, Inc. and of
                                        Shareholder Financial Services, Inc.; President and a director (since July 2001)
                                        of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                                        OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and Centennial
                                        Asset Management Corporation (since November 2001), HarbourView Asset Management
                                        Corporation and OFI Private Investments, Inc. (since July 2001); President
                                        (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                        Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                                        Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                                        Mutual Life Insurance Company (the Manager's parent company); a director (since
                                        June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.); formerly, Chief Operating Officer
                                        (September 2000-June 2001) of the Manager; President and trustee (November
                                        1999-November 2001) of MML Series Investment Fund and MassMutual Institutional
                                        Funds (open-end investment companies); a director (September 1999-August 2000)
                                        of C.M. Life Insurance Company; President, Chief Executive Officer and director
                                        (September 1999-August 2000) of MML Bay State Life Insurance Company; a director
                                        (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                        wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the
                                        OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------
OFFICERS                                The address of the Officers in the chart below is as follows: for Mr. Zack, 498
                                        Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way,
                                        Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Brian W. Wixted,                        Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer, Principal Financial          (since March 1999) of HarbourView Asset Management Corporation, Shareholder
and Accounting Officer                  Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
(since 2001)                            Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
Age: 43                                 Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                        Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset
                                        Management, Inc. (since November 2000); Treasurer and


        31 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

TRUSTEES AND OFFICERS  Continued


Brian W. Wixted,                        Chief Financial Officer (since May 2000) of Oppenheimer Trust Company (a trust
Continued                               company subsidiary of the Manager); Assistant Treasurer (since March 1999) of
                                        Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program (since April
                                        2000); formerly Principal and Chief Operating Officer (March 1995-March 1999),
                                        Bankers Trust Company-Mutual Fund Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                         Senior Vice President (since May 1985) and General Counsel (since February 2002)
Vice President and Secretary            of the Manager; General Counsel and a director (since November 2001) of
(since 2001)                            OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
Age: 54                                 (since November 2001) of HarbourView Asset Management Corporation; Vice
                                        President and a director (since November 2000) of Oppenheimer Partnership
                                        Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                        November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                        Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                        Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                        Centennial Asset Management Corporation; a director (since November 2001) of
                                        Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                        (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                        (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                        November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                        (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                        2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                        1985-November 2001), Shareholder Financial Services, Inc. (November
                                        1989-November 2001); OppenheimerFunds International Ltd. And Oppenheimer
                                        Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.


        32 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

OPPENHEIMER SELECT MANAGERS
SALOMON BROTHERS ALL CAP FUND

A Series of Oppenheimer Select Managers
-----------------------------------------------------------------------
Investment Advisor              OppenheimerFunds, Inc.

-----------------------------------------------------------------------
Sub-Advisor                     Salomon Brothers Asset Management, Inc.

-----------------------------------------------------------------------
Distributor                     OppenheimerFunds Distributor, Inc.

-----------------------------------------------------------------------
Transfer and Shareholder        OppenheimerFunds Services
Servicing Agent

-----------------------------------------------------------------------
Independent Auditors            Deloitte & Touche LLP

-----------------------------------------------------------------------
Legal Counsel                   Myer, Swanson, Adams & Wolf, P.C.
to the Fund

-----------------------------------------------------------------------
Legal Counsel to the            Mayer Brown Rowe & Maw
Independent Trustees

                                For more complete information about Oppenheimer Select Managers Salomon Brothers All Cap Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds website at ~www.oppenheimerfunds.com.

                                (C) Copyright 2002. OppenheimerFunds, Inc. All right reserved.

        33 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

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RA0525.001.1102  January 29, 2003   [LOGO]
                                    OppenheimerFunds[R]
                                      Distributor, Inc.